Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Large Cap Fund
(Class I EQLIX)

A Series of Series Portfolios Trust

February 13, 2020

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated May 15, 2019

Effective as of February 13, 2020, shares of the Equable Shares Large Cap Fund (the “Fund”) are available for purchase and will continue to remain open indefinitely. Any future decision to close the Fund will be at the discretion of the Fund’s investment adviser, Teramo Advisors, LLC.

For investor inquiries about the Fund, please call the Fund at (888) 898-2024.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.